United Fuel & Energy
Service 24/7.

Positioned to Execute Acquisition and Organic
Growth Initiatives in a Highly Fragmented
Industry Ripe for Consolidation

Corporate Presentation to:

Informed Investor Forum- Oil, Gas, Energy Conference

December 5, 2006

Safe Harbor Statement & Advisory

            Certain statements included in this presentation constitute forward-looking statements.  These forward-looking statements are based on management’s belief and assumptions derived from currently available information.  Although United Fuel believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Actual results could differ materially from forward-looking statements expressed or implied herein as a result of a variety of factors including, but not limited to:  risks and uncertainties with respect to the actions of actual or potential competitive distributors of refined petroleum products in United Fuel’s markets; the demand for and supply of crude oil and refined products; constraints on the transportation of refined products; inefficiencies or shutdowns in refinery operations or pipelines; effects of governmental regulations and policies; the availability and cost of United Fuel’s financing; the effectiveness of United Fuel’s capital investments and marketing strategies; United Fuel’s ability to successfully purchase and integrate acquired operations; the possibility of terrorist attacks and the consequences of any such attacks;
general economic conditions; and other financial, operational and legal risks and uncertainties detailed from time to time in United Fuel’s SEC filings. The achievement of the anticipated benefits of acquisitions are subject to risks associated with acquisitions generally such as the potential for higher than anticipated integration costs, failure to achieve anticipated synergies, failure to retain key employees and the loss of customers ..  This presentation should be read in conjunction with periodic filings United Fuel makes with the SEC. United Fuel does not undertake any obligation to publicly update forward looking statements contained herein to reflect subsequent events or circumstances.

Company Overview

UFEN is one of the largest distributors of gasoline, diesel, propane and lubricant products to customers in rural markets in the southwestern and south central U.S.

Went public in February 2005 through a reverse merger.

Currently trading on OTC Bulletin Board under the symbol UFEN.OB.

Through strategic acquisitions, UFEN has successfully integrated five operations within the last seven years.

Frank’s
Fuels

Eddins-
Walcher

Three D
Oil Co.

Clark
Oil

Queen
Oil & Gas

Founded 1959

Acquired 1998

West Texas

Founded 1937

Acquired 2000

West Texas

Southeast NM

Founded 1994

Acquired 2001

East Texas

Founded 1941

Acquired 2005

Oklahoma

Founded 1973

Acquired 2006

New Mexico

United
Fuel & Energy

Eddins-Walcher

www.ufeonline.com

Company Overview

Headquartered in Midland, Texas with
approximately 275 employees

115 card lock sites, bulk plants and
offices in Texas,  New Mexico and
Oklahoma.

Seasoned management team with
extensive industry and corporate
experience

Derives approximately 63% of its
revenues from customers in the oil and
gas industry

Supplies fuel and lubricants to ~65% of
the oil and gas drilling rigs in the Permian
Basin

During the nine months of 2006
UFEN sold 103.6 million gallons of
product:

92.9 million gallons of fuels

   3.4 million gallons of lubricants

   7.3 million gallons of propane

Other Considerations

Industry Ripe for
Consolidation

Proven Ability to
Integrate Acquisitions

Organic Growth
Initiatives

Experienced
Management Team

Established
Platform

Independent Mom
and Pops

Frank’s Fuels, Eddins-
Walcher, Three-D Oil,
Clark Oil, Queen Oil & Gas

New Card Lock Sites
New End Markets New
Technology `

Service approx 65%  of the
Rigs in the Permian Basin

Capable of Executing
Aggressive Growth
Strategy

Current Operations

Operating in rural markets in Texas,
New Mexico and Oklahoma

Sells and distributes four product
lines: unbranded fuels, lubricants
and LP gas and chemicals.

Products distributed through the
following methods:

Gasoline and diesel fuel sold through
unattended “card lock” sites to
commercial vehicles and fleets

Bulk sales of fuels and lubricants to
commercial customers using our
fleet of distribution vehicles

Propane sales to commercial and
residential customers

Unattended Card-Lock Station

United Fuel & Energy

devon

Key
UNLOCK YOUR POTENTIAL

Chevron

HALLIBURTON

Schlumberger

PATTERSON-UTI

United Fuel & Energy

BJ Services

Sid Richardson

DYNEGY

eog resources

ExxonMobil

ConocoPhillips

www.ufeonline.com

Top Tier Customer Base

Strategy – Organic Growth

Increase Market Share –Providing superior customer service and reliability in an otherwise commodity business.  Expand its service footprint and provide a broader range of fuels and lubricants.

UFEN is not the cheapest fuel and lubricant supplier, but customers will pay a little more for the value UFEN adds to the supply and distribution process.

Develop New Card Lock Sites – Target markets have strong concentration of existing core customers and opportunity for new business development.

New Fuel & Lubricant End-Markets – Existing customers have asked
UFEN to expand to serve them in new markets. UFEN has also begun targeting the automotive segment and commercial and industrial segments.

Strategy – Growth through Acquisitions

Driven by customers’ desire to deal with a large, single source supplier of fuel and lubricant products

Each major oil company deals with ~300 fuel and lubricant distributor

Selectively consolidate quality companies in accretive transactions in rural markets in the southwest and south central U.S.

Fuel and lubricant distribution industry is very fragmented

Initial focus on filling geographic gaps in existing and/or contiguous markets

Consolidation Benefits:

Increase UFEN’s geographic reach

Enhance geographic, customer and industry diversity

Achieve financial and operational scale

Scale facilitates increasing market share

Operating synergies, increased buying power and pricing integrity

Current Market Coverage

New Mexico

Texas

Oklahoma

Bulk Plants

19 branch offices, 96 unattended
fueling sites and over 200 trucks
and tankers

2005 annual volumes of 133.8
million gallons distributed across
several markets:

West Texas (67%),

Eastern New Mexico (22%)

East Texas (7%)

Oklahoma (4%)

Customer base:

Oil Field & Rig support (63%)

Commercial & Industrial (31%)

Agricultural (4%)

Consumer Propane (2%)

Plan Of Attack

Expand operation into
target areas where UFEN’s
existing customers have
operations.

Expand service to new
large customers seeking a
single solution provider.

No dominant single source
suppliers servicing large
commercial customers in
vertical markets.

Locations where certain of UFEN’s

existing customers have operations

With scale the company will have
more leverage with fuel and
lubricant producers.

Industry producers are looking for
large distributors to support their
brands.

Texas

NM

Oklahoma

Arkansas

Louisiana

Queen Oil & Gas Acquisition

Closed acquisition effective April 1, 2006 for $6.2 million.

Founded in 1973, Queen distributes fuel and lubricants to rural markets in New Mexico.

Area of operation is adjacent to existing UFEN operations.

Further diversifies customer base outside oil and gas industry.

UFEN expects to realize significant operating efficiencies, cost reductions and other synergies allowing UFEN to exploit organic growth opportunities in existing markets.

Demand Drivers

UFEN dominates the drilling fuel business in its market areas, which are prolific oil and gas producing basins.

Oil field service businesses are extremely busy supporting exploration, development and workover activities driven by high energy prices.

Drilling and oil field service activities are fuel intensive, but fuel supplier options are limited.

Demand for fuels in UFEN’s markets is expected to stay strong and not be sensitive to commodity prices unless crude oil dropped significantly for a sustained period of time.

Many current fuel customers are also becoming lubricant customers.

UFEN’s drilling and oil field service customers also operate in basins identified as target markets.

•

•

•

1,200
1,000
800
600
400
200
0
Jan-03
Mar-03
May-03
Jul-03
Sep-03
Nov-03
Jan-04
Mar-04
May-04
Jul-04
Sep-04
Nov-04
Jan-05
Mar-05
May-05
Jul-05
Sep-05
Nov-05
Jan-06
Mar-06
May-06
Jul-06
Sep-06
Texas
New Mexico
Oklahoma

www.ufeonline.com

Increasing Rig Counts in UFEN Key Markets

(1) Source: Baker Hughes Monthly Rig Count through September 2006
(2) Source: Weatherford Monthly Well Service Rig Count

Average monthly rig count in UFEN’s key markets has increased 106% since January
2003(1)

Heightened demand has resulted in rig fleet utilization of 80% in the Permian Basin (2)

Several producers have announced increases in their E&P budgets

Average Monthly Rig Count – Key UFEN Markets

Proven Track Record

$      9,000  to  $    11,000

$       6,058

$      4,788

EBITDA

$      2,000  to  $      2,500

$          879

$         406

Net Income

$  325,000  to  $  350,000

$   283,588

$  180,582

Revenue

                  145.0

      133.8

117.1

Gallons

2006E (1)

2005

2004

(Amounts in thousands)

(1) Includes results of operations from Queen acquisition effective April 1, 2006

Third Quarter Results

Third quarter 2006 results compared to third quarter 2005:

Revenue increased 13% to $91.1 million

Net income applicable to common equity grew 39% to $512,000

Diluted EPS was $0.04 versus diluted EPS of $0.03 in Q3 2005

EBITDA increased 60% to $3.2 million

Unit margins expanded 37%

Selling prices for fuel and lubricant products increased 18.2%

2006 Growth Initiatives & Outlook

Leverage recent acquisitions by capturing new end markets

Evaluate additional acquisition opportunities

Expand geographic footprint through organic growth

Add product lines and services in existing markets to increase market share

Capitalize on strong product demand

Implement technological initiatives for wireless communications and efficient inventory control

Continue to provide superior customer service and reliability

Move toward becoming a premier single source supplier of fuel and lubricant products in UFEN’s target markets through organic and external growth initiatives

Summary

UFEN is executing on its goal to become a premier single source provider of fuel and lubricant products in rural markets throughout the southwestern and south central U.S.

The fuel distribution industry is ready to consolidate. UFEN has a successful track record in acquiring and integrating companies.

UFEN has identified numerous organic and acquisition growth opportunities

The oil and gas businesses in UFEN’s markets are expected to remain strong for years to come.

UFEN’s customers have asked UFEN to expand its product offerings and geographical footprint.

Technology and enterprise methods of doing business will favor UFEN versus smaller regional competitors.

Supplemental Disclosure Regarding Non-GAAP Financial
Information

EBITDA represents net income (loss) before income taxes, interest and depreciation and amortization. EBITDA is not a presentation made in accordance with generally accepted accounting principles (“GAAP”) and is not a measure of financial condition or profitability. EBITDA should not be considered in isolation or as a substitute for “net income (loss)”, the most directly comparable GAAP financial measure, or as an indicator of operating performance.

By presenting EBITDA, United Fuel intends to provide investors with a better understanding of its core operating results to measure past performance as well as prospects for the future.  United Fuel evaluates operating performance based on several measures, including EBITDA, as United Fuel believes it is an important measure of the operational strength of its business.

EBITDA may not be comparable to similarly titled measures used by other companies.  EBITDA is not necessarily a measure of United Fuel’s ability to fund its cash needs, as it excludes certain financial information when compared to “net income (loss)”.  Users of this financial information should consider the types of events and transactions which are excluded. A reconciliation of
EBITDA to net income (loss) follows:

                EBITDA Reconciliations

    Reconciliation of EBITDA with Net Income (In Thousands)

             3Q 2006            2005                2004

            EBITDA                               $3,178            $6,058                          $4,788

            Less:

            Depreciation and Amortization                           636                      1,687                              1,887

            Interest Expense                                      1,262                  3,239                               1,955

            Other Non-Cash Expenses      57                     (357)                                  192

            Income Tax Expense                         455                       610                                    348

          Net Income                                         $  768                      $   879                                $   406

                EBITDA Reconciliations

Reconciliation of 2006 Projected EBITDA with Projected Net Income

            EBITDA                              $9.0 to $11.0 million

            Less:

            Depreciation and Amortization                      $2.0 to $2.6 million

            Interest Expense                                    $3.9 to $4.2 million

            Income Tax Expense                     $1.1 to $1.7 million

         Net Income                                         $2.0 to $2.5 million